SUPPLEMENT DATED JANUARY 4, 2001

                       TO THE STATEMENT OF ADDITIONAL FOR

                   Orchard Series Fund, dated August 25, 2000

The following paragraph is added to the section "Investment Adviser" of the statement of additional information for the Orchard Series Fund:

Effective December 31, 2000, a corporate reorganization of Great-West Life & Annuity Insurance Company ("GWL&A") was completed. Under the new structure, GWL&A is no longer a subsidiary of The Great-West Life Assurance Company but continues to be indirectly owned by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

                      Please keep this supplement for future reference.